Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies
Commitments and Contingencies

Note 10

Commitments and Contingencies

On April 29, 2015, Seaboard received from the Department of Justice, Asset Forfeiture and Money Laundering Section (“AFMLS”), a Grand Jury subpoena issued by the U.S. District Court for the District of Columbia (the “DC District Court”) requesting records related to 37 specified foreign companies and five individuals. Seaboard has previously produced documents responsive to Grand Jury subpoenas dated September 18, 2014 and October 17, 2014. The subpoena issued September 18, 2014 requested records related to nine entities and one individual, and the subpoena issued October 17, 2014 requested records with respect to eight additional entities and one additional individual. Two additional subpoenas, each dated July 2, 2015 were received by Seaboard requesting records related to a certain customer. The companies and individuals as to which the requested records relate to are not affiliated with Seaboard. The AFMLS attorney conducting the investigation has advised Seaboard that it is not a target of the investigation. Seaboard has retained outside counsel and is cooperating with the government’s investigation. It is impossible at this stage either to determine the probability of a favorable or unfavorable outcome or to estimate the amount of potential loss, if any, resulting from the government’s inquiry.

On September 19, 2012, the U.S. Immigration and Customs Enforcement (“ICE”) executed three search warrants authorizing the seizure of certain records from Seaboard’s offices in Merriam, Kansas and at the Seaboard Foods employment office and the human resources department in Guymon, Oklahoma. The warrants generally called for the seizure of employment-related files, certain e-mails and other electronic records relating to Medicaid and Medicaid recipients, certain health care providers in the Guymon area, and Seaboard’s health plan and certain personnel issues. The U.S. Attorney’s Office for the Western District of Oklahoma (“USAO”), which has been leading the investigation, previously advised Seaboard it intended to close its investigation and that no charges would be brought against Seaboard. However, discussions with the USAO continue regarding the status of the investigation and the possibility of proceedings by the USAO, ICE and/or the Oklahoma Attorney General’s office remains. No proceedings have been filed or brought as of this time. It is not possible at this time to determine whether any agencies will continue to pursue an investigation or whether Seaboard will incur any material fines, penalties or liabilities in connection with this matter.

On February 16, 2016, Seaboard’s subsidiary, Seaboard Foods, received an information request (“Request”) from the U.S. Environmental Protection Agency (“EPA”) seeking information under the Clean Air Act with regard to various ammonia releases at Seaboard Foods’ pork processing plant in Guymon, Oklahoma. Seaboard has been cooperating with the EPA with regard to the investigation and is in the process of responding to the Request. It is not possible at this time to determine whether Seaboard will incur any material fines, penalties or liabilities in connection with this matter.

Seaboard is subject to various administrative and judicial proceedings and other legal matters related to the normal conduct of its business. In the opinion of management, the ultimate resolutions of these items are not expected to have a material adverse effect on the Consolidated Financial Statements of Seaboard.

Contingent Obligations

Certain of the non-consolidated affiliates and third party contractors who perform services for Seaboard have bank debt supporting their underlying operations. From time to time, Seaboard will provide guarantees of that debt in order to further business objectives. Seaboard does not issue guarantees of third parties for compensation. As of December 31, 2015, guarantees outstanding to third parties were not material. Seaboard has not accrued a liability for any of the third party or affiliate guarantees as management considers the likelihood of loss to be remote. See Note 7 for discussion of letters of credit.

Commitments

As of December 31, 2015 Seaboard had various firm non-cancelable purchase commitments and commitments under other agreements, arrangements and operating leases, as described in the table below:

	Years ended December 31,
(Millions of dollars)	2016	2017	2018	2019	2020	Thereafter
Hog procurement contracts	$139	$101	$33	$12	$—	$—
Grain and feed ingredients	78	—	—	—	—	—
Grain purchase contracts for resale	358	—	—	—	—	—
Fuel supply contract	5	—	—	—	—	—
Equipment purchases and facility improvements	25	—	—	—	—	—
Construction of new dry bulk vessels	29	—	—	—	—	—
Other purchase commitments	35	8	8	9	13	—
Total firm purchase commitments	669	109	41	21	13	—
Vessel, time and voyage-charters	51	23	22	22	22	46
Contract grower finishing agreements	11	9	7	2	—	—
Other operating lease payments	28	28	26	25	24	190
Investment in pork processing facility joint venture	97	46	22	16	—	—
Total unrecognized firm commitments	$856	$215	$118	$86	$59	$236

Seaboard has contracted with third parties for the purchase of live hogs to process at its pork processing plant, and has entered into grain and feed ingredient purchase contracts to support its live hog operations. The commitment amounts included in the table are based on projected market prices as of December 31, 2015. During 2015,  2014 and 2013, this segment paid $171 million, $227 million and $191 million, respectively, for live hogs purchased under committed contracts.

The Commodity Trading and Milling segment enters into grain purchase contracts, primarily to support firm sales commitments. These contracts are valued based on projected commodity prices as of December 31, 2015.

The Power segment has a natural gas supply contract for 2016 for a portion of the fuel required for the operation of the dual fuel power generating facility. The commitment has both fixed and variable price components and thus the amount included in the table above is partially based on market prices as of December 31, 2015.

In June 2012, Seaboard entered into an agreement to build four dry bulk vessels to be used by the Commodity Trading and Milling segment at an estimated total cost of $90 million. During 2015, the Commodity Trading and Milling Division took delivery of two dry bulk vessels. As of December 31, 2015, two dry bulk vessels had not been delivered. Seaboard took delivery of one vessel in January 2016 and the final vessel is expected to be delivered during the first half of 2016. Seaboard entered into sales-leaseback transactions for the completed vessels, which results in Seaboard receiving back the amounts spent to build at each individual lease inception.

The Marine and Commodity Trading and Milling segments enter into contracts to time-charter vessels for use in their operations, which include short-term time charters for a few months and long-term commitments ranging from one to eleven years. These segments’ charter hire expenses during 2015, 2014 and 2013 totaled $99 million, $87 million and $91 million, respectively.

To support the operations of the Pork segment, Seaboard has contract grower finishing agreements in place with farmers to raise a portion of Seaboard’s hogs according to Seaboard’s specifications under long-term service agreements. Under the terms of the agreements, additional payments would be required if the grower achieves certain performance standards. The contract grower finishing obligations shown above do not reflect these incentive payments which, given current operating performance, total approximately $1 million per year. In the event the farmer is unable to perform at an acceptable level, Seaboard has the right to terminate the contract. During the years ended 2015,  2014 and 2013, Seaboard paid $12 million, $13 million and $13 million, respectively, under contract grower finishing agreements.

Seaboard also leases various facilities and equipment under non-cancelable operating lease agreements including a terminal operations agreement at PortMiami which runs through 2028. Rental expense for operating leases for all segments amounted to $42 million, $35 million and $34 million in 2015,  2014 and 2013, respectively.

As discussed in Note 4, on May 13, 2015, Seaboard, through a wholly-owned subsidiary, agreed to contribute up to $207 million to jointly develop and operate a pork processing facility in Sioux City, Iowa. As of December 31, 2015,  $26 million had been contributed with the remaining amounts due through 2019. As part of the operations, Seaboard agreed to provide a portion of the hogs to be processed at the facility. In February 2016, the Pork Segment, in combination with a newly formed limited liability partnership that will be consolidated with Seaboard, acquired hog inventory and related assets in the Central U.S. for a cash purchase price of $148 million that are expected to increase Seaboard’s hog production capacity to meet the majority of such hog supply commitment for single shift processing at the new plant. Due to the timing of the purchase, the initial accounting is not complete. Seaboard is currently in the process of obtaining an initial valuation related to the acquired assets and liabilities. Seaboard anticipates buying additional hog inventory and related assets during 2016 to fulfill the remaining amount of such hog supply commitment.